For Immediate Release

April 29, 2011

FOR MORE INFORMATION

Hancock Holding Company

Carl J. Chaney, President & CEO

Michael M. Achary, EVP & CFO

Paul D. Guichet, VP, Investor Relations

800.522.6542 or 228.563.6559

Whitney Holding Corporation

Trisha Voltz Carlson, SVP

Manager Investor Relations

504.299.5208

Hancock & Whitney shareholders say ‘yes’ to merger

      GULFPORT, Miss. & NEW ORLEANS (April 29, 2011)—Earlier today, at separate but concurrent special meetings, Hancock Holding Company (Nasdaq:  HBHC) shareholders and Whitney Holding Corporation (Nasdaq:  WTNY) shareholders voted in favor of the proposed merger of the two companies.

      This approval by both companies’ shareholders marks another milestone necessary for Whitney to merge with and into Hancock.  Hancock and Whitney expect to close the merger during the second quarter of 2011, pending regulatory approval and satisfaction of other customary closing conditions.

      “We are very pleased with this significant vote of confidence from both organizations’ shareholders as Hancock and Whitney begin building one strong company and work toward enhancing shareholder value from the century-old legacies of Hancock Bank and Whitney National Bank,” said Hancock Holding Company President and Chief Executive Officer Carl J. Chaney.  “We look forward to perpetuating the honor, integrity, service, and community commitment that have sustained and distinguished both banks since the late 1800s.”

      Of shareholders present and entitled to vote at the respective meetings, 98.4 percent of Hancock shareholders and 98.7 percent of Whitney common shareholders voted to approve the merger agreement.

      “Hancock and Whitney were both founded to help the region grow and manage new opportunities.  Both companies have remained strong, solid hometown partners for more than a century.  As we combine to become the Gulf South’s preeminent financial institution, we look forward to enhancing the comprehensive financial solutions available to businesses and consumers in the Louisiana, Mississippi, Alabama, Florida, and Texas communities we serve,” said Joseph S. Exnicios, the incoming president of Whitney Bank.

Hancock & Whitney shareholders say ‘yes’

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      Upon completion of the merger, holders of Whitney common stock will receive 0.418 of a share of Hancock Holding Company common stock for each share of Whitney common stock held immediately prior to the merger, subject to payment of cash in lieu of fractional shares.  The implied value Whitney shareholders will receive in the merger will change depending on changes in the market price of Hancock common stock.

      When the merger closes, Hancock Holding Company is expected to become the 32nd largest bank holding company headquartered in the United States, with assets of almost $20 billion.  The combined company will, ultimately, operate almost 300 branches and nearly 400 ATMs under the Hancock Bank name in Mississippi, Alabama, and Florida and the Whitney Bank brand in Louisiana and Texas.

About Hancock Holding Company

      With approximately $8.1 billion in assets as of March 31, 2011, Hancock Holding Company is headquartered in Gulfport, Miss.  Hancock operates 138 branches and more than 160 ATMs in Mississippi, Louisiana, Alabama, and Florida.  Founded in 1899, Hancock Bank has ranked as one of America's strongest, safest financial institutions for more than 21 consecutive years; and Hancock Holding Company has rated as one of Forbes’ “100 Most Trustworthy Companies” for two years in a row.  The Hancock financial services family also includes Hancock Investment Services, Inc.; Hancock Insurance Agency and its divisions of J. Everett Eaves and Ross King Walker; Magna Insurance Company; corporate trust offices in Gulfport and Jackson, Miss., New Orleans and Baton Rouge, La., and Orlando, Fla.; and Harrison Finance Company.  More corporate information and e-Banking are available at www.hancockbank.com.

About Whitney Holding Corporation

      Through its principal subsidiary Whitney National Bank, Whitney Holding Corporation offers commercial, retail, and international banking services plus brokerage, investment, trust, and mortgage services throughout the Gulf South region.  With assets of approximately $11.5 billion as of March 31, 2011, Whitney has more than 150 locations and 200-plus ATMs across a five-state region, including Houston, Texas, southern Louisiana, coastal Mississippi, central and southern Alabama, the Florida Panhandle, and the metropolitan Tampa Bay area. Additional information is available at www.whitneybank.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements which are not historical facts and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause Hancock’s, Whitney’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.  Forward-looking statements speak only as of the date they are made and neither Hancock nor Whitney assumes any duty to update forward-looking statements. In addition to factors previously disclosed in Hancock’s and Whitney’s reports filed with the SEC, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that the proposed transaction does not close when expected or at all because required regulatory or other approvals and other

Hancock & Whitney shareholders say ‘yes’

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conditions to closing are not received or satisfied on a timely basis or at all; the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; the anticipated benefits from the proposed transaction such as it being accretive to earnings, expanding the combined company’s geographic presence and synergies are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations (including changes to capital requirements) and their enforcement, and the degree of competition in the geographic and business areas in which the companies operate; the ability to promptly and effectively integrate the businesses of Whitney and Hancock; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings; changes in interest rates and capital markets; inflation; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and federal and state banking regulators, and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Acts.

ADDITIONAL INFORMATION ABOUT THE HANCOCK HOLDING COMPANY/WHITNEY HOLDING CORPORATION TRANSACTION

Hancock Holding Company (“Hancock”) and Whitney Holding Corporation (“Whitney”) have filed a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors can obtain these documents free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Hancock will be available free of charge from Paul D. Guichet, Investor Relations at (228) 563-6559. Documents filed with the SEC by Whitney will be available free of charge from Whitney by contacting Trisha Voltz Carlson at (504) 299-5208.